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                                                                    EXHIBIT 99.3

                           CONSENT OF G. ANDREW FRANZ

hereby consent to being named a director of King Pharmaceuticals, Inc. in the event the merger is consummated as disclosed in the Registration of King Pharmaceuticals, Inc. on Form S-4, filed with the Securities and Exchange Commission on July 27, 2000.


                                                       /s/ G. ANDREW FRANZ
                                                       -------------------------
                                                       G. Andrew Franz

                                                       July 27, 2000